UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 March 30, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)


     Michigan                         001-32428                   30-0030900
(State or other jurisdiction   (Commission File Number)         (IRS Employer
 of incorporation)                                           Identification No.)

                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On March 30, 2007, the Registrant entered into a Waiver and Fourth Amendment to Loan Agreement and Reaffirmation of Guaranty (the "Fourth Amendment") further amending the Loan Agreement (the "Loan Agreement") of its wholly owned subsidiary, Eugene Welding Co. ("EWCO") with LaSalle Bank Midwest N.A. (the "LaSalle"). The Registrant is a guarantor of EWCO's obligations to LaSalle under the Loan Agreement.

     The Fourth Amendment further amends the Loan Agreement to, among other things: (i) permit the Registrant to perform its obligations under the Laurus Restructuring Letter Agreement (see the Registrant's Form 8-K filed on March 6, 2007 and amendment with the Registrant's Form 8-K filed March 20, 2007), (ii) permit proceeds of certain equity raises to be used to fund, among other things, working capital expenditures incurred by, or for the direct benefit of, EWCO,
(iii) modify the interest rate on the loans from LaSalle, (iv) reset the financial covenants set forth in the Loan Agreement and add certain new financial covenants thereto, (v) extend the original term and modify the prepayment premium provisions, (vi) cross-default the Loan Agreement with the loan agreement, dated as of February 17, 2005, by and between Steelbank Tubular, Inc. and LaSalle Canada, the Secured Convertible Note issued to Laurus Master Fund, Ltd. and the Laurus Restructuring Letter Agreement, and (vii) waive the existing defaults and events of default under the Loan Agreement, subject to certain conditions.


Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

99.1 Waiver and Fourth Amendment to Loan Agreement and Reaffirmation of Guaranty by and among LaSalle Bank Midwest N.A., Eugene Welding Co., and Tarpon Industries, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2007                       TARPON INDUSTRIES, INC.

                                           By:  /s/ James W. Bradshaw
                                              ------------------------------
                                                    James W. Bradshaw
                                                    Chief Executive Officer